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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Galileo Technology Ltd.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:



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                            GALILEO TECHNOLOGY LTD.

                               ----------------

                NOTICE OF EXTRAORDINARY MEETING OF SHAREHOLDERS

                               September 8, 1999

TO THE SHAREHOLDERS OF GALILEO TECHNOLOGY LTD.:

   NOTICE IS HEREBY GIVEN that the Extraordinary Meeting of Shareholders of Galileo Technology Ltd., a corporation formed under the laws of the State of Israel (the "Company"), will be held on Wednesday, September 8, 1999 at 6:00 p.m., Israel time, at the principal executive offices of the Company located at Moshav Manof, D.N. Misgav 20178, Israel, for the following purposes:

  1. To approve the capitalization of a sum of New Israeli Shekels (NIS) 206,507 out of the undivided profits of the Company and use it for a distribution of a 100% stock dividend (bonus shares), by way of issue of one fully paid-up Ordinary Share for each share held by a shareholder of the Company as of the Dividend Record Date of September 9, 1999.

  2. To approve the appointment by the Board of Mr. Avigdor Willenz to act on behalf of the shareholders as necessary to carry out proposal one.

  3. To transact such other business as may properly come before the meeting or any adjournments thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only shareholders of record at the close of business on August 9, 1999 (the "Record Date") are entitled to notice of and to vote at the meeting and any adjournments thereof.

   All shareholders are cordially invited to attend the meeting in person. Any shareholder attending the meeting may vote in person even if such shareholder previously signed and returned a proxy.

                                        FOR THE BOARD OF DIRECTORS

                                        Avigdor Willenz
                                        Chairman of the Board of Directors
                                        and Chief Executive Officer

Manof, Israel
August 11, 1999

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                            GALILEO TECHNOLOGY LTD.

                               ----------------

           PROXY STATEMENT FOR EXTRAORDINARY MEETING OF SHAREHOLDERS

   The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of Galileo Technology Ltd. (the "Company") for use at the Company's Extraordinary Meeting of Shareholders (the "Extraordinary Meeting") to be held Wednesday, September 8, 1999 at 6:00 p.m., Israel time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Extraordinary Meeting of Shareholders. The Extraordinary Meeting will be held at the principal executive offices of the Company located at Moshav Manof, D.N. Misgav 20178, Israel. The telephone number at that address is 011-972-4-9999-555. The Company's principal executive offices in the United States are located at 142 Charcot Avenue, San Jose, California 95131. The telephone number at that address is (408) 367-1400.

   These proxy solicitation materials were mailed on or about August 11, 1999 to all shareholders entitled to vote at the Extraordinary Meeting.

                INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Shares Outstanding

   Shareholders of record at the close of business on August 9, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Extraordinary Meeting. At the Record Date, 20,650,743 of the Company's Ordinary Shares (the "Ordinary Shares") were issued, outstanding and entitled to vote at the Extraordinary Meeting.

Revocability of Proxies

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company, at either of the addresses set forth herein, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Extraordinary Meeting and voting in person. Attendance at the Extraordinary Meeting will not in and of itself constitute revocation of a proxy.

Voting and Solicitation

   Pursuant to the Company's Articles of Association, the presence, in person or by proxy, of two shareholders entitled to vote upon the business to be transacted in the Extraordinary Meeting and holding or representing at least 60 percent of the outstanding Ordinary Shares of the Company is necessary to constitute a quorum at the Extraordinary Meeting. The affirmative vote of the holders of at least three-fourths of the Ordinary Shares present and voting at a meeting at which a quorum is present is required to approve the matters upon which the shareholders will be asked to vote. Each Ordinary Share is entitled to one vote on each proposal or item that comes before the Extraordinary Meeting.

   Under Israeli law, if a quorum is present in person or by proxy, broker non-votes and abstentions will have no effect on whether the requisite vote is obtained, as they do not constitute present and voting shares.

   Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile or other method. No additional compensation will be paid for any such services. Costs of solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any other information furnished to the shareholders, will be borne by the Company. The Company may reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose account they hold Ordinary Shares.

                                  PROPOSAL ONE

    Approval of the capitalization of NIS 206,507 out of the undivided profits of the Company and use it for a distribution of a 100% stock dividend (bonus shares), by way of issue of one fully paid-up Ordinary Share for each share held by a shareholder of the Company as of the Dividend Record Date of
                               September 9, 1999

Background

   The Board has approved, subject to shareholder approval, the capitalization of a sum of NIS 206,507 out of the undivided profits of the Company and use it for a distribution of a 100% Ordinary Share dividend to the shareholders of the Company, in order to effect a two-for-one stock split. According to Israeli law, distribution of such a dividend requires shareholder approval. In the event shareholder approval of the share dividend is obtained, the Company will effect a two-for-one stock split (in the form of a share dividend), to be paid on September 17, 1999 to shareholders of record on September 9, 1999 (the "Stock Split").

Proposed Stock Split

   In connection with the Stock Split, each holder of the Company's Ordinary Shares would receive one additional share for each share held. In addition, the number of Ordinary Shares reserved for issuance or subject to outstanding options or purchase rights granted under the Company's employee and director share plans (the "Employee and Director Share Plans") would increase by 100% (and the exercise and purchase prices of such outstanding options and rights would correspondingly decrease by 50%). On August 3, 1999, at the Company's Annual Meeting of Shareholders, the Company's shareholders approved an increase of 50,000,000 Ordinary Shares in the Company's authorized capital, which provides sufficient shares for the issuance of the dividend.

Current Use of Shares

   As of the Record Date, the Company has approximately 20,650,743 shares of Ordinary Shares outstanding and approximately 4,187,793 shares reserved for issuance under the Company's Employee and Director Share Plans, of which approximately 2,610,677 are covered by outstanding options and approximately 1,577,116 are available for grant or purchase. Therefore, the Company's total share requirement prior to the Stock Split is 24,838,536.

Purpose of the Stock Split

   The Board of Directors believes that it is in the Company's best interest to effect the Stock Split, in order to lower the per-share market price of the Company's Ordinary Shares and increase trading activity and broaden the marketability of the Company's Ordinary Shares.

Effect of the Stock Split

   After the Stock Split, purchases and sales of Ordinary Shares by an individual shareholder may be subject to higher brokerage charges and applicable stock transfer taxes than on a pre-split transaction of equivalent market value, due to the greater number of Ordinary Shares involved after the Stock Split. In addition, the Company will incur certain expenses in connection with the Stock Split, such as the cost of preparing and delivering to shareholders new certificates representing additional shares. The Company has been advised that, based on current United States and Israeli tax law, the Stock Split should not result in any gain or loss for United States federal and Israeli income tax purposes. The tax basis of every share held before the Stock Split will be allocated between the two shares held as a result of the distribution, and the holding period of the new shares will be the holding period of the shares with respect to which they were issued. The laws of jurisdictions other than the United States and Israel may impose income taxes on the issuance of the additional shares and shareholders subject to such laws are urged to consult their tax advisers.

Proposal

   Shareholders are being asked to approve the capitalization of a sum of NIS 206,507 out of the undivided profits of the Company and use it for a distribution of a 100% stock dividend to effect the two-for-one Stock Split. The affirmative vote of the holders of at least three-fourths of the outstanding Ordinary Shares of the Company represented and voting at the Extraordinary Meeting is required to approve distribution of the share dividend.

Board Recommendation

   The Board recommends a vote "FOR" approval of this proposal.

                                 PROPOSAL TWO

   To approve the appointment by the Board of Mr. Avigdor Willenz to act on behalf of the shareholders as necessary to carry out the aforesaid resolution under proposal one

Background

   Israeli law requires a document signed by all shareholders in order to effect a share dividend. However, the Board is allowed to appoint an officer of the Company to sign such document on behalf of the shareholders.

Proposal

   Shareholders are being asked to approve the appointment of Mr. Avigdor Willenz to act on behalf of the shareholders as necessary to carry out proposal one. The affirmative vote of the holders of at least three-fourths of the outstanding Ordinary Shares of the Company represented and voting at the Extraordinary Meeting is required to appoint Mr. Avigdor Willenz to sign the documentation to effect the share dividend described in proposal one of this proxy statement.

Board Recommendation

   The Board recommends a vote "FOR" approval of this proposal.

                                 OTHER MATTERS

   The Company knows of no other matters to be submitted at the Extraordinary Meeting. If any other matters properly come before the Extraordinary Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board may recommend.

                                          THE BOARD OF DIRECTORS

Dated: August 11, 1999

                                       3
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                                                                     1663-SPS-99

                                  DETACH HERE


                                     PROXY
                            GALILEO TECHNOLOGY LTD.

                      THIS PROXY IS SOLICITED ON BEHALF
                           OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) George Hervey and Avigdor Wilenz, or either of them, each with full power of substitution, the lawful attorneys and proxies of the undersigned to vote as designated below, and, in their discretion, upon such other business as may properly be presented to the meeting, all of the Ordinary Shares of GALILEO TECHNOLOGY LTD. that the undersigned shall be entitled to vote at the Annual Meeting of Shareholders to be held on August 3, 1999 and any adjournments or postponements thereof.

SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
   SIDE                                                               SIDE

                                  DETACH HERE

[X] Please mark
    votes as in
    this example.

This Proxy when properly executed, will be voted in the manner directed by the undersigned shareholder. WHEN NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS LISTED BELOW. This Proxy may be revoked at any time prior to the time it is voted by any means described on the accompanying Proxy Statement.

1 To elect as directors Avigdor Wilenz, Manuel Alba, Matty Karp and Christopher J. Schaepe

                FOR     [_]             [_]  WITHHELD
                ALL                          FROM ALL
             NOMINEES                        NOMINEES


[_]____________________________________________________________
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

2 To approve an amendment to each of the Galileo Technology Ltd. 1997 Employees Stock Option Plan and the Galileo Technology Ltd. 1997 GTI Stock Option Plan (together, the "Plans") to increase by 600,000 the number of shares reserved for issuance under such plans.

                   FOR          AGAINST         ABSTAIN
                   [_]            [_]             [_]

3 To approve a special resolution to increase the registered share capital of the Company from NIS 500,000 (50,000,000 ordinary shares) to NIS 1,000,000 (100,000,000 ordinary shares).

                   FOR          AGAINST         ABSTAIN
                   [_]            [_]             [_]

4 To ratify the appointment of Ernst & Young LLP as the company's independent auditors.

                   FOR          AGAINST         ABSTAIN
                   [_]            [_]             [_]

5  To approve the 1998 Annual Report of the Company.

                   FOR          AGAINST         ABSTAIN
                   [_]            [_]             [_]


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [_]


Please date and sign exactly as your name(s) appear(s) hereon. If shares are held jointly, each holder should sign. Please give full title and capacity in which signing if not signing as an individual.


Signature:_____________ Date:_________  Signature:_____________ Date:_________